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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):  April 20, 1998



                      AMERICAN HEALTH PROPERTIES, INC.
           (Exact name of registrant as specified in its charter)



            DELAWARE                  1-9381               95-4084878
   (State or other jurisdiction     (Commission          (IRS Employer
         of incorporation)          File Number)       Identification No.)



     6400 SOUTH FIDDLER'S GREEN CIRCLE, SUITE 1800
                 ENGLEWOOD, COLORADO                              80111
         (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code:  (303) 796-9793
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Item 5.  Other Events.


         On April 20, 1998, the Company announced its results for the three month period ended March 31, 1998. Attached as Exhibit 99.1 is summary financial information for the Company for the three months ended March 31, 1998.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c) Exhibits

99.1 American Health Properties, Inc. Financial Highlights, first quarter ended March 31, 1998.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 20, 1998                             AMERICAN HEALTH PROPERTIES,
                                                  INC.
                                                  (Registrant)


                                                  By: /s/ Michael J. McGee
                                                      Michael J. McGee
                                                      Treasurer


                                      -2-
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                                 Exhibit Index

Exhibit No.                       Description
-----------                       -----------

   99.1 American Health Properties, Inc. Financial Highlights, first quarter ended March 31, 1998.